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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A3

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         JANUARY 28, 2000
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                             JAWS TECHNOLOGIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


NEVADA                                 7371                           98-0167013
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(STATE OR OTHER JURISDICTION       (COMMISSION                  (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)              IDENTIFICATION NO.)





             1013-17TH AVENUE S.W. CALGARY, ALBERTA, CANADA T2T 0A7
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)





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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (403) 508-5055
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On December 9, 1999, JAWS Technologies, Inc., a Nevada Corporation ("JAWS U.S."), through its wholly owned subsidiary, JAWS Acquisition Corp. ("JAC"), made an offer to purchase all of the shares of common stock and warrants of Offsite Data Services Ltd. ("Offsite") on the basis of 0.3524 of an exchangeable share of JAC for each common share of Offsite and one exchangeable share purchase B warrant of JAC for each common share purchase B warrant of Offsite. The offer provided that one JAC exchangeable share would be exchanged for one share of JAWS common stock following the effective date of an SEC registration statement to be filed by JAWS under the Securities Act of 1933 to register its shares of common stock issuable upon the exchange of the JAC exchangeable shares. Each JAC warrant would have substantially the same terms and conditions as the corresponding Offsite warrant exchanged therefor, except that instead of receiving an Offsite share upon exercise, the holder will receive 0.3524 of an exchangeable share in exchange for a payment of an exercise price of $.40 per warrant.

       On January 28, 2000, the JAC offer expired and JAC acquired a total of 14,325,839 common shares of Offsite, representing approximately 96.1% of the total number of common shares outstanding and 839,000 common share purchase B warrants, representing approximately 92.7% of the total number of common share purchase B warrants, were tendered by Offsite shareholders in response to the offer made by JAC. All of the conditions to the offer have been satisfied or waived, and all of the common shares and common share purchase B warrants deposited under the offer and not withdrawn, have been taken up and paid for by JAC. JAWS has acquired all of the common shares and common share purchase B warrants of Offsite not tendered in the offer, through the compulsory acquisition provisions available under corporate legislation in Alberta.

       Offsite, a Calgary based company incorporated in 1995, provides management services for automated Internet based back up, storage and recovery of computer data. Using Offsite's software, a customer's selected computer files are scanned for changed data. The client data is then compressed and transmitted to a mainframe data center in Calgary. Client data is transmitted to the data center over a variety of networks depending on the client's needs including the public switched telephone network, the Internet, cable services and fibre optic networks. Managed data center facility services are provided by SHL Systemhouse Inc. of Ottawa, Ontario.

       Other information surrounding the transaction, including the consideration to be paid and an amendment to the Pre-Acquisition Agreement is described in previous 8-K Current Report filings made on November 15, 1999, December 13, 1999 and February 25, 2000.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a). and (b). The financial statements, and pro forma financial statements, required as part of this Current Report on Form 8-K/A3 are incorporated by reference to

       (i) the financial statements of Offsite Data Services Ltd., including the Balance Sheets, Statements of Loss and Deficit, Statements of Cash Flows, footnotes thereto and the independent auditors' report related thereto, which are included as Pages F-42 through F-54 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-30406); and

       (ii) the financial statements of JAWS Technologies, Inc., a Nevada corporation, including the Po Forma Consolidated Balance Sheet as at December 31, 1999 (unaudited), the Pro Forma Consolidated Statement of Income for the year ended December 31, 1999 (unaudited), and the Notes to Pro Forma Consolidated Financial Statements, which are included as Pages F-2 through F-5 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-30406).

(c)    Exhibits

       2.1 Pre-Acquisition Agreement, dated November 4, 1999, among JAWS Technologies, Inc., a Nevada corporation, JAWS Technologies Inc., an Alberta corporation, and Offsite Data Services Ltd., an Alberta corporation.*

       2.2 Amendment to Pre-Acquisition Agreement, dated December 2, 1999, among JAWS Technologies, Inc., a Nevada corporation, JAWS Technologies Inc., an Alberta corporation, and Offsite Data Services Ltd., an Alberta corporation.**

       23.1   Consent of PricewaterhouseCoopers LLP.

       99.1   Press Release, dated November 4, 1999.*

       --------------------
       * Previously filed with the registrant's Current Report on Form 8-K, filed with the Commission on November 15, 1999.

       ** Previously filed with the registrant's Current Report on Form 8-K/A, filed with the Commission on December 13, 1999.


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                                   SIGNATURES

       Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2000                           JAWS TECHNOLOGIES, INC.

                                                By: /s/ Vikki Robinson
                                                    ----------------------------
                                                    Name:  Vikki Robinson
                                                    Title: Secretary

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                                  EXHIBIT INDEX

       2.1 Pre-Acquisition Agreement, dated November 4, 1999, among JAWS Technologies, Inc., a Nevada corporation, JAWS Technologies Inc., an Alberta corporation, and Offsite Data Services Ltd., an Alberta corporation.*

       2.2 Amendment to Pre-Acquisition Agreement, dated December 2, 1999, among JAWS Technologies, Inc., a Nevada corporation, JAWS Technologies Inc., an Alberta corporation, and Offsite Data Services Ltd., an Alberta corporation.**

       23.1   Consent of PricewaterhouseCoopers LLP.

       99.1   Press Release, dated November 4, 1999.*

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       *      Previously filed with the registrant's Current Report on Form 8-K, filed with the Commission on November 15, 1999.

       ** Previously filed with the registrant's Current Report on Form 8-K/A, filed with the Commission on December 13, 1999.

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